Goodrich Corporation Third Quarter 2005 Results October 27, 2005

Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the Company's future plans, objectives and expected performance. The Company cautions readers that any such forward- looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks, and actual results may differ materially. Important factors that could cause actual results to differ include, but are not limited to: demand for and market acceptance of new and existing products, such as the Airbus A350 and A380, the Boeing 787 Dreamliner, the Embraer 190, and the Lockheed Martin F-35 Joint Strike Fighter and F-22 Raptor; the health of the commercial aerospace industry, including the impact of bankruptcies in the airline industry; global demand for aircraft spare parts and aftermarket services; and other factors discussed in the Company's filings with the Securities and Exchange Commission and in the Company's October 27, 2005 Third Quarter 2005 Results press release. The Company cautions you not to place undue reliance on the forward-looking statements contained in this presentation, which speak only as of the date on which such statements were made. The Company undertakes no obligation to release publicly any revisions to these forward- looking statements to reflect events or circumstances after the date on which such statements were made or to reflect the occurrence of unanticipated events. Forward Looking Statements

Current Quarter Highlights Third quarter 2005 results, compared to third quarter 2004 Sales grew 18 percent, with double-digit increases in all market channels and for all reportable segments Net income per diluted share grew 20 percent 2005 outlook for sales and net income per diluted share Sales outlook of approximately $5.3 billion, net income per diluted share outlook unchanged at $2.00 - $2.10 Fourth quarter 2005 expected to have increased restructuring expense, reduced Boeing sales and income, and a higher full-year tax rate than previously expected Expected to reduce net income per diluted share by approximately $0.08, compared to previous company expectations Other items Total long-term debt reduced $82 million on August 30, 2005 Announced agreement to acquire Sensors Unlimited, Inc. for $60 million cash

Financial and Operational Overview

Quarterly Sales Trends Q1 2003 Q2 2003 Q3 2003 Q4 2003 Q1 2004 Q2 2004 Q3 2004 Q4 2004 Q1 2005 Q2 2005 Q3 2005 GR 1091 1092 1061 1122 1157 1128 1162 1254 1275 1353 1371 Sales ($ in Millions) Solid sales growth continues 13% annualized growth since 3Q 2003 sales trough

(Dollars in Millions, excluding EPS) 3rd Qtr 2005 3rd Qtr 2004 Change Sales $1,371 $1,162 18% Segment operating income $157 $132 20% - % of Sales 11.5% 11.3% +0.2% Income - Net Income $61 $50 22% Diluted EPS - Net Income $0.49 $0.41 20% Third Quarter 2005 - Financial Summary

(Dollars in Millions, excluding EPS) 1st Nine Months 2005 1st Nine Months 2004 Change Sales $3,999 $3,446 16% Segment operating income $465 $376 24% - % of Sales 11.6% 10.9% +0.7% Income - Continuing Operations - Net Income $180 $194 $119 $136 51% 43% Diluted EPS - Continuing Operations - Net Income $1.46 $1.57 $0.99 $1.13 47% 39% First Nine Months 2005 - Financial Summary

Third Quarter 2005 Financial Change Analysis (Dollars in Millions) (Dollars in Millions) Item Sales After-tax Income Diluted EPS Third Quarter 2004 - Income from Continuing Operations $1,162 $50 $0.41 Increased overall volume, efficiency, mix, other $214 $30 $0.22 Debt retirement premiums and other costs ($2) ($0.01) Increased new program development expenditures (R&D, Bid and Proposal, other) ($3) ($0.02) Favorable state tax settlement in 3Q 2004, not repeated in 3Q 2005; 3Q 2004 favorable accounting treatment of a technology development grant not repeated in 3Q2005 ($8) ($0.06) Delta and Northwest bankruptcy filing ($2) ($0.02) Foreign exchange sales and income impacts ($5) ($4) ($0.03) Third Quarter 2005 - income from Continuing Operations $1,371 $61 $0.49

Third Quarter 2005 Airframe Systems Segment 3rd Quarter 2005 3rd Quarter 2004 Change Change Dollars in Millions 3rd Quarter 2005 3rd Quarter 2004 $ % Sales $475 $399 $76 19% Segment OI $16.1 $27.6 ($11.5) (42%) % Sales 3.4% 6.9% N/A -3.5% Included above: Facility Closure and Headcount Reductions/Asset Impairment ($3) -- ($3) N/A Major Variances: Sales increased primarily due to: Higher landing gear commercial and military OE sales volume, Higher large commercial, regional and military aircraft wheel and brake sales volume, Higher actuation systems sales volume, and Higher sales volume for airframe heavy maintenance services. The positive impact of the higher sales volume described above was more than offset by: Higher operating costs, The impact of a one-time pre-tax benefit of $6 million for the revision of the accounting treatment of a technology development grant from a non-U.S. government entity, which occurred in the third quarter 2004, and was not repeated in the third quarter 2005, Unfavorable foreign currency translation, primarily in the landing gear business, and Higher restructuring expenses.

Third Quarter 2005 Engine Systems Segment Major Variances: Sales increased primarily due to: Higher aerostructures OE sales volume for large commercial and regional aircraft, commercial spare parts and maintenance, repair and overhaul (MRO), Higher sales volume from military customers for aftermarket support in the customer services business, Higher sales volume of turbomachinery products for U.S. military and regional aircraft applications and in the power generation market, and Higher sales volume of engine control units for military, regional, and commercial applications. Segment operating income was higher due primarily to: Higher sales volume as described above, Non-recurrence of an unfavorable cumulative catch-up pre-tax charge of $6.4 million in the third quarter 2004, coupled with a favorable cumulative catch-up pre-tax benefit of $0.7 million in the third quarter 2005, and Improved margins due to higher aftermarket sales, primarily for aerostructures products. The increase in Engine Systems segment operating income was partially offset by higher operating costs, increased research and development costs for new programs that have already been awarded and unfavorable impacts from foreign currency translation. 3rd Quarter 2005 3rd Quarter 2004 Change Change Dollars in Millions 3rd Quarter 2005 3rd Quarter 2004 $ % Sales $567 $475 $92 20% Segment OI $104.1 $65.2 $38.9 60% % Sales 18.4% 13.7% N/A +4.7% Included above: Facility Closure and Headcount Reductions/Asset Impairment ($1) ($2) $1 N/A

Third Quarter 2005 Electronic Systems Segment Major Variances: Sales increased primarily due to: Higher sales volume of military OE sales in the optical & space systems, sensors and fuel & utility systems business units, Higher sales volume in the other category including products for industrial gas turbines, and in the aircraft interior products and sensors systems businesses, Higher sales volume of commercial aftermarket for the aircraft interior products, fuel & utility systems, and lighting businesses, and Higher sales volume of regional and business jet aircraft OE and aftermarket products for the aircraft interior products, and power systems businesses. The positive impact of the higher sales volume described above was more than offset by: Unfavorable sales mix shift from aftermarket towards proportionately more OE sales in military and other markets, Increased investments in research and development costs for new programs that have been won, Increases in warranty reserves in line with the higher year to date volumes, and Unfavorable impacts from foreign currency translation. 3rd Quarter 2005 3rd Quarter 2004 Change Change Dollars in Millions 3rd Quarter 2005 3rd Quarter 2004 $ % Sales $328 $287 $41 14% Segment OI $37.2 $38.8 ($1.6) (4%) % Sales 11.3% 13.5% N/A -2.2% Included above: Facility Closure and Headcount Reductions/Asset Impairment -- ($2) $2 N/A

Summary Cash Flow Information Item (Dollars in Millions) 3rd Qtr 2005 3rd Qtr 2004 Net income from continuing operations $61 $50 Depreciation and Amortization $58 $54 Working Capital - (increase)/decrease - defined as the sum of A/R, Inventory and A/P ($80) ($78) Other current assets, other non-current assets and liabilities, deferred income taxes and taxes payable $1 $17 Pension contributions ($33) ($9) Accrued expenses, other $81 $76 Cash Flow from Operations* $88 $110 * Included in Cash Flow from Operations - Cash Payments for Restructuring -- ($4) Capital Expenditures ($37) ($31)

Debt Retirement Progress Since Acquisition of Aeronautical Systems 10/1/02 Proforma 12/31/2002 12/31/2003 12/31/2004 3/31/2005 6/30/2005 9/30/2005 Net Debt 2893 2487 1836 1604.7 1609 1545 1466.6 Cash 146 150 378 298 286 251 244 Not compelled to redeem further debt prior to its maturity date Note: See page 25 for definitions of Total Debt and Net Debt and a detailed calculation of these measures as of the dates indicated. Total Debt and QUIPS $3,039 Net Debt and QUIPS $2,893 Cash $146 Total Debt and QUIPS $2,215 Net Debt And QUIPS $1,837 Cash $378 Total Debt And QUIPS $2,638 Net Debt and QUIPS $2,488 Cash $150 Total Debt $1,903 Net Debt $1,605 Cash $298 Total Debt $1,896 Net Debt $1,609 Cash $286 Total Debt $1,795 Net Debt $1,544 Cash $251 Total Debt $1,711 Net Debt $1,467 Cash $244

Sales by Market Channel

Boeing Airbus Regional, Business, GA OE Commercial A/C Aftermarket Regional, Business & GA Aftmkt Heavy Maintenance Military Other East 8 16 6 25 7 4 28 6 First Nine Months 2005 Sales by Market Channel Total Sales $3,999M Large Commercial Aircraft Aftermarket 25% Regional, Business & General Aviation Aftermarket 7% Boeing Commercial OE 8% Airbus Commercial OE 16% Military & Space, OE & Aftermarket 28% Other 6% Heavy A/C Maint. 4% OE AM Balanced business mix - three major market channels, each with strong growth Regional, Business & Gen. Av. OE 6% Total Commercial Aftermarket 36% Total Commercial OE 30% Total Military and Space 28%

Sales by Market Channel Third Quarter 2005 Change Analysis Market Channel Primary Market Drivers Actual GR Change Comparisons Actual GR Change Comparisons Actual GR Change Comparisons Market Channel Primary Market Drivers 3Q 2005 vs. 3Q 2004 3Q 2005 vs. 2Q 2005 1st 9 Mos. 2005 vs. 1st 9 Mos. 2004 Military and Space - OE and Aftermarket US, UK Defense Budgets 13% 1% 12% Boeing and Airbus - OE Production Aircraft Deliveries 23% (2%) 20% Regional, Business & General Aviation - OE Aircraft Deliveries 15% 1% 19% Aftermarket - Large Commercial and Regional, Business and GA ASMs, Age, Cycles, Fleet size 18% 6% 15% Heavy Airframe Maintenance Aircraft aging, Parked Fleet 31% (10%) 36% Other IGT, Other 26% 1% 19% Goodrich Total Sales 18% 1% 16%

Outlook

Expectations for Goodrich 2005 Sales Sales by Market Channel 2004 Sales Mix Average Growth Average Growth Sales by Market Channel 2004 Sales Mix 1st 9 Mos. 2005 vs. 1st 9 Mos. 2004 2005 Expected Change from 2004 Military and Space - OE and Aftermarket 30% 12% 6% - 8% Boeing and Airbus - OE Production 23% 20% Approx. 20% Regional, Business & General Aviation - OE 6% 19% >15% Aftermarket - Large Commercial and Regional, Business and GA 32% 15% >10% Heavy Airframe Maintenance 3% 36% >25% Other 6% 19% Approx. 15% Goodrich Total Sales $4.7B 16% Approx. 13%

2005 Outlook P&L Summary ($M) Actual 2004 Estimate 2005 B/(W) Sales $4.701B Approx. $5.3B Approx. 13% Segment Income $490 $620-640 +27 - 31% Margin % 10.4% 11.8-12.2% +1.4 - 1.8% Net Income - Continuing Operations $154 $236-248 +53 - 61% - Reported $172 $250-262 +45 - 52% EPS (Diluted) - Continuing Operations $1.28 $1.89-1.99 +48 - 55% - Reported $1.43 $2.00-2.10 +40 - 47% Shares Outstanding 120.3M ~ 125.0M ~ 4% Included in outlook: Effective tax rate 21.8% 33.3% +11.5% Pension expense - pre-tax $87 $98 ($11) Debt retirement premiums and costs - pre-tax $15 $12 ($3) Note: The current earnings and cash flow from operations outlook for 2005 does not include resolution of the previously disclosed Rohr and Coltec tax litigation, additional acquisitions other than Sensors Unlimited, or any further divestitures.

2006 Outlook Timing and Headwinds 2006 Outlook to be communicated at, or prior to, the company's annual investor conference on December 12, 2005. Outlook is expected to include a double-digit increase in net income per diluted share from continuing operations, after taking into account significant cost increases for 2006 compared to 2005 as follows: Pension expense - additional expenses expected of $29 million pre-tax ($18 million after-tax, $0.14 per diluted share), based on actuarial assumptions and interest rates and asset values as of September 30, 2005. Actual measurement point for Goodrich will be December 31, 2005. Foreign Exchange - translation impact on sales and expenses expected to have an unfavorable impact of approximately $27 million pre-tax ($17 million after-tax, $0.13 per diluted share). Stock-based compensation - restricted stock unit vesting and recognition of the full value of stock options and restricted stock units for employees eligible for retirement (under FAS 123(R)). Expected to result in an increase of $14 million pre-tax ($9 million after-tax, $0.07 per diluted share).

Goodrich - Culture Highest levels of integrity Entrepreneurial, fast moving and empowered Key functions recently aligned at enterprise level to leverage size, capabilities Experienced, stable management team Accountability Customer focus Technology leadership

Conclusion Top Quartile Aerospace Returns Operational Excellence Leverage the Enterprise Balanced Growth Push aggressive Supply Chain Management and Continuous Improvement Drive breakthrough change in product and development costs using LPD and DFSS Improve Enterprise manufacturing and engineering efficiencies Use portfolio mass and breadth to capture market share Win new program positions Pursue Military Markets and Government funding opportunities Aftermarket products and services expansion Manage investments at the portfolio level Provide Enterprise Shared Services Leverage SBU capabilities into integrated, higher level systems Simplify customer interfaces - act as "One Company" Goodrich - Strategic Imperatives

What Investors Should Expect from Goodrich in 2005 Key focus in 2005 - operational excellence and margin improvement Focused on the business "Blocking and Tackling" Cash flow Margin improvement Working capital management Cost reduction New product development Continue investing in new products and systems Transparency of financial results and disclosure

Debt Retirement Reconciliation

Supplemental Information * In late September 2002, the company utilized short-term debt of $200 million to preposition certain funds necessary for the acquisition of TRW Aeronautical Systems. This short-term debt was repaid on October 1, 2002 with a portion of the proceeds from the $1.5 billion bridge loan secured to finance the entire purchase. Accordingly, on October 1, 2002, cash was reduced by $200 million. **Total Debt (defined as short-term debt plus current maturities of long-term debt and capital lease obligations plus long-term debt and capital lease obligations) and Net Debt (defined as Total Debt minus cash and cash equivalents) are non-GAAP financial measures that the Company believes are useful to rating agencies and investors in understanding the Company's capital structure and leverage. Because all companies do not calculate these measures in the same manner, the Company's presentation may not be comparable to other similarly titled measures reported by other companies. *** QUIPS included in Current maturities of long-term debt and capital lease obligations as of December 31, 2003.